Exhibit 99.2

The following Executive Officers are parties to an Employment Agreement in the form of Exhibit 99.1, which Employment Agreements differ with respect to the terms indicated:

EXECUTIVE OFFICER	POSITION	Date/Commencement Date	SALARY	VACATION
Susan M. Luscinski	Chief Operating Officer	December 16, 2005	$235,000	20 days
Bryce Chicoyne	Chief Financial Officer	December 16, 2005	$175,000	15 days